                                                                Exhibit 10.3.2.a

                                 AMENDMENT NO. 1
                                 ---------------


     AMENDMENT NO. 1 (this "AMENDMENT"), dated as of August 6, 1996, to the Credit Agreement, dated as of March 8, 1996, by and among Telxon Corporation (the "BORROWER"), the Lenders party thereto, and The Bank of New York, as Issuer, Swing Line Lender and Agent (the "AGREEMENT").


                                    RECITALS
                                    --------

     I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

     II. The Borrower has requested that the Agent, the Issuer and the Swing Line Lender agree to amend the Agreement upon the terms and conditions contained herein, and the Agent, the Issuer and the Swing Line Lender are willing so to agree.

     Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Agent, the Issuer and the Swing Line Lender hereby agree as follows:

     1. Section 1.1 of the Agreement is amended by adding the following definitions in the appropriate alphabetical order:

          "BANK ONE": Bank One, Akron, N.A.

          "BANK ONE CREDIT LINE": the committed, revolving line of credit, in the amount of $20,000,000, maintained by Bank One for the Borrower, as the same may be extended, increased or otherwise modified from time to time.

          "BANK ONE SECURITY AGREEMENT": the security agreement, if any, by and between the Borrower and Bank One, pursuant to which the Borrower grants to Bank One a security interest, solely in the Collateral, to secure the obligations of the Borrower to Bank One solely under the Bank One Credit Line, as the same may be amended, supplemented or otherwise modified from time to time.

          "BORROWING BASE AMOUNT": as of any date, the sum of (i) 70% of an amount equal to Eligible Accounts Receivable MINUS $8,000,000 and (ii) 40% of Eligible Inventory, as set forth in the Borrowing Base Certificate most recently delivered to the Agent and the Lenders pursuant to this Agreement.

          "BORROWING BASE CERTIFICATE": a certificate of the Borrower in substantially the form of Exhibit J, duly executed by the chief financial officer of the Borrower or such other officer of the Borrower as shall be acceptable to the Agent.

          "COLLATERAL": the assets and other property in which a security interest is granted under the Security Agreement.

          "CURRENT RATIO": as of any date, and with respect to the Borrower and the Subsidiaries on a Consolidated basis, the ratio of (a) accounts receivable plus inventory to (b) the sum of, without duplication, accounts payable, accrued liabilities, notes payable, the aggregate Outstandings of the Issuer, the Swing Line Lender and each Lender, and the current maturities of all long-term Indebtedness, in each case as such amounts would be included in a balance sheet as at such date prepared in accordance with GAAP.

          "ELIGIBLE ACCOUNTS RECEIVABLE": as of any date, accounts receivable of the Borrower (less all applicable pending credits to account debtors and reserves for doubtful accounts) arising in the ordinary course of business thereof as to each of which the following requirements are satisfied: (a) such receivable is payable to the Borrower and the Borrower has sole, lawful and unencumbered (other than with respect to the Liens, if any, arising under the Bank One Security Agreement and the Security Agreement) title to such receivable, (b) assuming the Perfection Date shall have occurred and the Agent shall have presented for filing all of the Notice Documents in the appropriate governmental office, the Agent would have a first Lien thereon in accordance with the Security Agreement and, on and after the Perfection Date, such Lien shall be perfected, (c) such receivable is payable in Dollars, (d) the account debtor in respect of such receivable is organized under the laws of (i) the United States of America or any State thereof, or (ii) any other jurisdiction, provided however, that the amount of all receivables due from account debtors organized under the laws of jurisdictions other than the United States of America or any State thereof does not exceed $3,000,000 in the aggregate, and (e) such receivable has

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


     not been outstanding more than 90 days from the due date thereof.

          "ELIGIBLE INVENTORY": as of any date, inventory of the Borrower (less all applicable reserves with respect thereto) as to each item of which the following requirements are satisfied: (a) such item consists of (i) first quality current finished products or service parts held for sale or for use of the provision of maintenance services to customers of the Borrower in the ordinary course of its business, (ii) work in process to become products held for sale to customers of the Borrower in the ordinary course of business, or (iii) raw materials to become products held for sale to customers of the Borrower in the ordinary course of business, (b) assuming the Perfection Date shall have occurred, if such item is located either in the State of Ohio or the State of Texas, the Agent would have a first Lien thereon in accordance with the Security Agreement and, on and after the Perfection Date, if such item is located either in the State of Ohio or the State of Texas, such Lien shall be perfected, (c) for purposes of this definition, such item is valued at the lower of cost or market, such value being determined on a first-in-first-out basis, (d) such item is owned by, and in the possession of, the Borrower, (e) such item is located (i) in the United States of America, or (ii) in Singapore, and the Borrower accounts for such item as if it were located in the State of Texas, (f) such item is not obsolete, (g) such item has not been returned or rejected as defective by customers of the Borrower, and (h) such item is not inventory to be returned to suppliers.

          "EXCLUDED AMOUNT": as of any date, the lesser of (i) the aggregate cost of all Restricted Payments made pursuant to Section 8.6(c) through and including such date and (ii) the amount set forth below under the heading "Amount" adjacent to the applicable period during which such date occurs:

                           Period                         Amount
                           ------                         ------

                  July 1, 1996 through
                  September 30, 1996                    $25,000,000

                  October 1, 1996 through
                  December 31, 1996                     $25,000,000

                  January 1, 1997 through
                  March 31, 1997                        $22,000,000

                  April 1, 1997 through
                  June 30, 1997                         $15,000,000

                  July 1, 1997 and thereafter                $0

          "INTERCREDITOR AGREEMENT": the Intercreditor Agreement, dated as of August 6, 1996, by and between Bank One and the Agent.

          "NOTICE DOCUMENTS": as defined in Section 34(e) of Amendment No. 1, dated August 6, 1996, to this Agreement.

          "PERFECTION DATE": the date, if any, upon which Required Lenders shall instruct the Agent, pursuant to and in accordance with Section 9.2(a)(i), to file the Notice Documents.

          "PURCHASE PRICE": as defined in the definition of "Softechnics Transaction" in this Section 1.1.

          "RMS": as defined in the definition of "Softechnics Transaction" in this Section 1.1.

          "RTCS": as defined in the definition of "Softechnics Transaction" in this Section 1.1.

          "SECURITY AGREEMENT": the Security Agreement, dated as of August 6, 1996, by and among the Borrower and the Agent, substantially in the form attached hereto as Exhibit K, as the same may be amended, supplemented or otherwise modified from time to time.

          "SOFTECHNICS": as defined in the definition of "Softechnics Transaction" in this Section 1.1.

          "SOFTECHNICS TRANSACTION": the transaction by and among the Borrower and Softechnics, Inc., a Delaware corporation ("SOFTECHNICS"), whereby
     (a) the Borrower granted to Softechnics an exclusive license to market software (the "SOFTWARE") previously marketed for the Borrower by two of its divisions, Retail Management Systems ("RMS") and Real-Time Computer Specialists ("RTCS"), in exchange for minimum payments of principal and interest totaling $6,300,000 (the "PURCHASE PRICE", $150,000 of which was paid in cash upon the granting of the license and the remainder of which has been, or is to be, paid in quarterly installments, such remainder having been evidenced by a promissory note and secured by a security interest in all of the assets of Softechnics) plus certain royalties on Softechnics' revenues from the

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






     Software, (b) the Borrower has covenanted to transfer title to the Software to Softechnics upon payment in full of the Purchase Price, (c) the Borrower has been granted an option to purchase up to a 29.4% equity interest in Softechnics in an amount not exceeding $3,000,000, (d) certain office equipment previously used by RMS and RTCS has been transferred to Softechnics, and (e) accounts receivable of RMS and RTCS equal to $2,800,000 have been transferred to Softechnics (the "TRANSFERRED ACCOUNTS").

          "SOFTWARE": as defined in the definition of "Softechnics Transaction" in this Section 1.1.

          "TRANSFERRED ACCOUNTS": as defined in the definition of "Softechnics Transaction" in this Section 1.1.

     2. Clause (b) of the definition of "Applicable Margin" contained in Section
1.1 of the Agreement is amended and restated in its entirety as follows:

          (b) The Applicable Margin shall be based on the Compliance Certificate most recently delivered with respect to the last fiscal quarter of the preceding fiscal year pursuant to Section 7.7(d), and shall become effective on the date such Compliance Certificate is delivered to the Lenders, provided, however, that prior to the delivery of the Compliance Certificate with respect to the fiscal quarter ending March 31, 1998 pursuant to Section 7.7(d), in the event (i) the Borrower shall have made a Restricted Payment pursuant to Section 8.6(c) hereof, and (ii) the Capitalization Ratio as set forth in any Compliance Certificate or Borrowing Request delivered to the Agent hereunder shall equal or exceed 45%, then the Applicable Margin shall instead be based on such Compliance Certificate or Borrowing Request (and shall become effective on the date such Compliance Certificate is delivered to the Lenders or on the date such Borrowing Request is delivered to the Agent) and, thereafter until the delivery of the Compliance Certificate with respect to the fiscal quarter ending March 31, 1998 pursuant to Section 7.7(d), shall be based on the Compliance Certificate most recently delivered pursuant hereto, and shall become effective on the date each such Compliance Certificate is delivered to the Lenders.

     3. The definition of "Capitalization Ratio" in Section 1.1 of the Agreement is amended and restated in its entirety as follows:

          "CAPITALIZATION RATIO": as of any date of determination, the ratio of Net Debt to Capitalization.

     4. The definition of "Loan Documents" in Section 1.1 of the Agreement is amended and restated in its entirety as follows:

          "LOAN DOCUMENTS": this Agreement, the Subsidiary Guaranty, the Security Agreement and, upon the execution and delivery thereof, the Notes and the Reimbursement Agreements.

     5. The definitions of "Pricing Level I", "Pricing Level II", "Pricing Level III", "Pricing Level IV", and "Pricing Level V" in Section 1.1 of the Agreement are amended and restated in their entirety as follows:

          "PRICING LEVEL I": at any time, when the Capitalization Ratio is less than 20%.

          "PRICING LEVEL II": at any time, when the Capitalization Ratio is less than 25% but greater than or equal to 20%.

          "PRICING LEVEL III": at any time, when the Capitalization Ratio is less than 35% but greater than or equal to 25%.

          "PRICING LEVEL IV": at any time, when the Capitalization Ratio is less than 45% but greater than or equal to 35%.

          "PRICING LEVEL V": at any time, when the Capitalization Ratio is greater than or equal to 45%.

     6. Section 2.1 of the Agreement is hereby amended by deleting clause (b) of the proviso in the first sentence of such Section and replacing such clause with a new clause (b) as follows:

          (b) the Aggregate Revolving Credit Exposure would not exceed the lesser of (i) the Borrowing Base Amount, or (ii) the Aggregate Revolving Commitment Amount.

     7. Section 2.3 of the Agreement is hereby amended by deleting clause (b) of the proviso in the first sentence of such Section and replacing such clause with a new clause (b) as follows:

          (b) the Aggregate Revolving Credit Exposure would not exceed the lesser of (i) the Borrowing Base Amount, or (ii) the Aggregate Revolving Commitment Amount.

     8. Section 2.9 of the Agreement is further amended by redesignating subsection (d) thereof as subsection (e) and adding a new subsection (d) as follows:

          (d) MANDATORY BORROWING BASE PREPAYMENT OF REVOLVING LOANS AND SWING LINE LOANS. If on any date the Aggregate Revolving Credit Exposure shall exceed the Borrowing Base Amount, the Borrower shall immediately prepay the Revolving Loans, prepay the Swing Line Loans, make a deposit into the Cash Collateral Account, or any combination thereof, in an aggregate amount equal to not less than such excess.

     9. Clause (ii) of Section 2.10(a) of the Agreement is amended and restated as follows:

          (ii) the Aggregate Revolving Credit Exposure would not exceed the lesser of (x) the Borrowing Base Amount, or (y) the Aggregate Revolving Commitment Amount.

     10. Section 6.1 of the Agreement is amended by inserting the words "and the Security Agreement" immediately after the phrase "contained in this Agreement".

     11. Section 7.7 of the Agreement is amended by deleting the word "and" following subsection (l) thereof, deleting the period at the end of subsection
(m) thereof, adding a semicolon and the word "and" to the end of such subsection
(m), and adding a new subsection (n) as follows:

          (n) and to each Lender, as soon as available, but in any event not later than 20 days after the end of each month, a Borrowing Base Certificate setting forth the Borrowing Base
     Amount as of the last day of such month.

     12. Section 7.10(b) of the Agreement is amended and restated in its entirety as follows:

          (b) Notwithstanding the exceptions set forth in Section 7.10(a), at all times maintain (directly or indirectly), beneficially and of record,
     (i) 85% of the voting control of, and 85% of the equity in, each of its Material Subsidiaries other than those set forth on Schedule 7.14, and (ii) 70% of the voting control of, and 70% of the equity in, each of its Material Subsidiaries set forth on Schedule 7.10(b).

     13. Sections 7.11, 7.12 and 7.13 of the Agreement are amended and restated in their entirety as follows:

               7.11 LEVERAGE RATIO
                    --------------

                                    As of any date during each period set forth
         below, have a Leverage Ratio not greater than the ratio set forth below adjacent to such period:

                           Period                  Ratio
                           ------                  -----

                  Effective Date through
                  March 30, 1997                   3.75:1.00

                  March 31, 1997 through
                  June 29, 1997                    3.25:1.00

                  June 30, 1997 through
                  September 29, 1997               3.00:1.00

                  September 30, 1997 and
                  thereafter                       2.75:1.00

               7.12 TANGIBLE NET WORTH
                    ------------------

                                    As of any date, maintain Tangible Net Worth
         of not less than (a) $106,000,000 MINUS (b) the Excluded Amount PLUS
         (c) 25% of the positive Consolidated net income of the Borrower and its Subsidiaries for each completed fiscal quarter ending after December 31, 1995.

               7.13 FIXED CHARGE COVERAGE RATIO
                    ---------------------------

                                  At each fiscal quarter end during each period
         set forth below, have a Fixed Charge Coverage Ratio greater than or equal to the ratio set forth adjacent to such period:

                           Period                     Ratio
                           ------                     -----

                  Effective Date through
                  December 30, 1996                 1.00:1.00

                  December 31, 1996 through
                  March 30, 1997                    1.05:1.00

                  March 31, 1997 and
                  thereafter                        1.10:1.00

     14. Section 7.14(a) of the Agreement is amended by adding the phrase, "or AIRONET Wireless Communications, Inc." immediately after the words, "(other than an existing Guarantor" wherever they appear.

     15. The Agreement is amended by adding a new Section 7.15 as follows:

               7.15 CURRENT RATIO
                    -------------

                                  As of any date, have a Current Ratio not less
         than 1.75:1.00.

     16. The Agreement is amended by adding a new Section 7.16 as follows:

               7.16 SEARCH REPORTS
                    --------------

                                  Furnish to the Agent, no later than the date
         that is the sixtieth (60th) day following the Amendment Effective Date, UCC, federal tax and judgment lien search reports (none of which shall be dated earlier than 30 days prior to the date such reports are furnished) with respect to each applicable public office where Liens are or may be filed disclosing that there are no Liens of record in such official's office covering any Collateral or showing the Borrower as debtor thereunder (other than Liens permitted under Section 8.2 of the Agreement).

     17. Section 8.2 of the Agreement is amended by deleting the word "and" immediately preceding subsection (o) thereof, by deleting the period after the word "Texas" at the end of such subsection (o) and replacing the period with a comma, and by adding new subsections (p), (q) and (r) to the end of Section 8.2 of the Agreement as follows:

          (p) Liens created under the Security Agreement, (q) Liens created under the Bank One Security Agreement, and (r) Liens created by the Borrower in the granting to Softechnics of an exclusive license to market the Software pursuant to the Softechnics Transaction.

     18. Section 8.3 of the Agreement is amended by adding the phrase "(other than Collateral)" immediately after the first use of the word "Property" in subsection (g) thereof.

     19. Section 8.3 of the Agreement is further amended by deleting the word "and" immediately preceding subsection (h) thereof, deleting the period following such subsection (h) and replacing such period with a comma, and by adding a new subsection (i) to the end of Section 8.3 of the Agreement as follows:

          (i) the Disposition by the Borrower of the license to market the Software to Softechnics pursuant to the Softechnics Transaction, with title to the Software vesting in Softechnics upon payment in full of the Purchase Price pursuant to the Softechnics Transaction, the Disposition by the Borrower of office equipment used by RMS and RTCS pursuant to the Softechnics Transaction, and the Disposition by the Borrower of the Transferred Accounts pursuant to the Softechnics Transaction.

     20. Section 8.4 of the Agreement is amended by deleting the word "and" immediately preceding subsection (f) thereof, deleting the period following such subsection (f) and replacing such period with a comma, and by adding a new subsection (g) to the end of Section 8.4 of the Agreement as follows:

          (g) the Acquisition by the Borrower of a promissory note from Softechnics pursuant to the Softechnics Transaction, the Acquisition by the Borrower of up to a 29.4% equity interest in Softechnics pursuant to the Softechnics Transaction, and the Acquisition by the Borrower of any Softechnics assets upon foreclosure on its security interest pursuant to the Softechnics Transaction.


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


     21. Section 8.5 of the Agreement is amended by deleting the word "and" immediately preceding subsection (t) thereof, deleting the period at the end of such subsection, adding a comma to the end of subsection (t) of such Section, and adding new subsections (u) and (v) as follows:

          (u) Investments contemplated by Section 8.6(c), and

          (v) the Investment by the Borrower in the provision of credit to Softechnics pursuant to the Softechnics Transaction and the Investment by the Borrower in up to a 29.4% equity interest in Softechnics pursuant to the Softechnics Transaction.

     22. Section 8.6 of the Agreement is amended by deleting the word "and" immediately preceding clause (b) thereof, deleting the period at the end of such Section, adding a comma and the word "and" to the end of such Section, and adding a new clause (c) as follows:

                  (c) Restricted Payments by the Borrower on or prior to June 30, 1997, in the form of the purchase or repurchase by the Borrower of outstanding registered shares thereof and/or convertible subordinated debt thereof, provided that (i) immediately before and after giving effect thereto no Default or Event of Default shall or would exist, and
         (ii) immediately after giving effect to each such Restricted Payment, the aggregate cost of all such Restricted Payments under Section 8.6(b) and this Section 8.6(c) shall not exceed $33,000,000.

     23. Section 9.1(c) of the Agreement is amended by deleting the word "or" immediately preceding the term "7.14" and by adding a comma and the words "or 7.15" immediately after the term "7.14".

     24. Section 9.1 of the Agreement is further amended by replacing the period at the end of subsection (n) thereof with "; or" and adding new subsections (o) and (p) to the end thereof as follows:

          (o) The Security Agreement shall cease to be valid and enforceable (except as otherwise specifically provided therein), an "Event of Default" shall have occurred under, and as defined in, the Security Agreement or, from and after the Perfection Date, the Lien granted to the Agent thereunder shall cease to be a first priority, perfected security interest; or

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



          (p) The Intercreditor Agreement shall cease to be valid and enforceable (except as otherwise specifically provided therein).

     25. Section 9.2(a) of the Agreement is amended by inserting the phrase "(i) file the Notice Documents with the appropriate Governmental Authorities and other public offices, and/or (ii)" immediately after the phrase "at the written request of the Required Lenders, shall".

     26. Section 11.1 of the Agreement is amended by deleting the word "or" immediately preceding clause (xi) of subsection (a) thereof, by adding the word "or" immediately after the comma following such clause (xi), and by adding a new clause (xii) to subsection (a) of Section 11.1 of the Agreement as follows:

     (xii) release any Collateral or any security interest therein (other than in connection with (A) a Disposition permitted under Section 8.3, (B) any release specifically provided for in the Security Agreement, or (C) any release of Collateral having a fair market value of $2,000,000 or less during any fiscal year),

     27. Section 11.1(b) of the Agreement is amended and restated in its entirety as follows:

          (b) Notwithstanding anything to the contrary contained in Section 11.1(a), the Agent may, at any time and from time to time without the consent of the Issuer, the Swing Line Lender or any one or more of the Lenders, (i) release all or any of the obligations of a Loan Party under the Subsidiary Guaranty in connection with a Disposition of such Loan Party permitted by Section 8.3, or (ii) release any Collateral or any security interest therein in connection with (A) any Disposition of such Collateral permitted by Section 8.3, (B) any release specifically provided for in the Security Agreement, or (C) any release of Collateral having a fair market value of $2,000,000 or less during any fiscal year.

     28. Section 11.7(d) of the Agreement is amended by deleting the word "or" immediately preceding subclause (H) of clause (vi) of such Section, and by inserting new subclauses (I) and (J) as follows:

          (I) release all of the obligations of or by any Loan Party under the Security Agreement (other than in connection with a Disposition of such Loan Party permitted by Section 8.3), or (J) release all of the Collateral (other than in connection with
     (A) a Disposition permitted under Section 8.3, (B) any release specifically provided for in the Security Agreement, or (C) any release of Collateral having a fair market value of $2,000,000 or less during any fiscal year).

     29. Exhibit C to the Agreement is amended and restated in its entirety as set forth in Attachment D attached hereto.

     30. Exhibit G to the Agreement is amended and restated in its entirety as set forth in Attachment E attached hereto.

     31. The Agreement is amended by adding Exhibit J and Exhibit K thereto in the forms attached hereto as Attachment A and Attachment B, respectively.

     32. The Agreement is amended by (a) amending and restating Schedule 7.14 thereto in the form of Schedule 7.14 hereto, and (b) adding a new Schedule 7.10(b) thereto in the form of Schedule 7.10(b) hereto.

     33. Pursuant to Section 11.1 of the Agreement, the Agent hereby releases AIRONET Wireless Communications, Inc. from its obligations under the Subsidiary Guaranty.

     34. Subject to Paragraph 35 of this Agreement, Paragraphs 1 - 33 of this Amendment shall not be effective until such date (the "AMENDMENT EFFECTIVE DATE") as each of the following conditions shall have been satisfied:

          (a) The Agent shall have received counterparts of this Amendment executed by Required Lenders and the Guarantors.

          (b) The Agent shall have received from the Borrower, for the pro rata account of the Lenders, a fee in consideration for this Amendment in an amount equal to 0.075% of the Aggregate Revolving Commitment Amount.

          (c) The Agent shall have received an opinion of special counsel to the Borrower and the Subsidiaries, in form and substance satisfactory to the Agent.

          (d) The Agent shall have received a certificate of an executive officer of the Borrower, dated the Amendment Effective Date, certifying that (i) there exist no Liens on the Collateral other than Liens permitted under the Agreement, (ii) no amendment, supplement, or modification to the certificate of incorporation or by-laws of the Borrower has been made since March 8, 1996, and (iii) the Borrower is in good standing and authorized to conduct business in the State of its formation and each other jurisdiction where the failure to be in good standing and authorized to conduct business would have a Material Adverse effect.

          (e) The Borrower shall have delivered to the Agent (i) a security agreement, dated no later than the Amendment Effective Date, executed by the Borrower and in the form of Attachment B attached hereto, and (ii) such UCC Financing Statements executed by the Borrower, all other documents and certificates which may be required to be filed in any public office in order to perfect the security interest in the collateral located in the States of Ohio and Texas granted under such security agreement (such UCC Financing Statements and other documents and certificates being collectively referred to as the "NOTICE DOCUMENTS"), and such other documents and instruments as shall be reasonably requested by the Agent in order to perfect the security interest in the collateral located in the states of Ohio and Texas granted under such security agreement.

          (f) The Agent shall have received a certificate, in all respects satisfactory to the Agent, of the Secretary of the Borrower (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Agent) taken by it to authorize the execution and delivery of this Amendment and the Security Agreement (collectively, the "AMENDMENT DOCUMENTS"), and the transactions contemplated by the Amendment Documents, and (ii) setting forth the incumbency of its officer or officers who may sign the Amendment Documents, including therein a signature specimen of such officer or officers.

          (g) The Agent shall have received (i) a Borrowing Base Certificate, setting forth Borrowing Base Amount on and as of the Amendment Effective Date, and (ii) a certificate of the chief financial officer of the Borrower setting forth the Capitalization Ratio as of the Amendment Effective Date.

          (h) The Agent shall have received an intercreditor agreement, dated no later than the Amendment Effective

     Date, executed by Bank One, acknowledged by the Borrower, and in the form of Attachment C attached hereto.

          (i) The Agent shall have received such other documents, each in form and substance reasonably satisfactory to the Agent, as the Agent shall reasonably require in connection with the Amendment Documents.

          (j) All legal matters incident to the execution and delivery of the Amendment Documents shall be reasonably satisfactory to Special Counsel.

          (k) The Borrower shall have paid the reasonable fees and disbursements of Special Counsel which shall have accrued up to the Amendment Effective Date.

          (l) On and as of the Amendment Effective Date, there shall exist no Default or Event of Default, and all of the representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made on the Amendment Effective Date.

     35. Notwithstanding anything in Paragraph 34 to the contrary, Paragraphs 14 and 33 of this Amendment shall not be effective until such date as (a) the Agent shall have received counterparts of this Amendment executed by Super-Majority Lenders, and (b) the Agent shall have received evidence satisfactory to it that the Borrower has disposed of 30% or less of its voting control of, and 30% or less of its equity interest in, AIRONET Wireless Communications, Inc.

     36. On each of the date hereof and the Amendment Effective Date, the Borrower hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, and (c) represents and warrants that no Default or Event of Default has occurred and is continuing, and that each of the representations and warranties made by it in the Agreement is true and correct with the same effect as though such representation and warranty had been made on such date.

     37. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

     38. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

     39. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

                               TELXON CORPORATION


                               By: /s/ Kenneth W. Haver
                                  -----------------------------------
                               Name: Kenneth W. Haver
                                    ---------------------------------
                               Title: Senior Vice President,
                                     --------------------------------
                                     Chief Financial Officer
                                     and Treasurer


                               THE BANK OF NEW YORK, in its capacity
                                 as a Lender, as the Issuer, as the
                                 Swing Line Lender and as the Agent

                               By: /s/ Robert J. Joyce
                                  -----------------------------------
                               Name: Robert J. Joyce
                                    ---------------------------------
                               Title: Vice President
                                     --------------------------------


Each of the following Lenders consents to the execution and delivery of this Amendment by the Agent and agrees to all of the terms and conditions hereof:


BANK ONE, AKRON, N.A.



By: /s/ Susan D. Steiger
   -----------------------------
Name: Susan D. Steiger
     ---------------------------
Title: Vice President
      --------------------------



COMERICA BANK



By: /s/ Charles L. Weddell
   -----------------------------
Name: Charles L. Weddel
     ---------------------------
Title: Vice President
      --------------------------

THE HUNTINGTON NATIONAL BANK


By: /s/ Timothy M. Ward
   -----------------------------
Name: Timothy M. Ward
     ---------------------------
Title: Assistant Vice President
      --------------------------


PNC BANK, N.A.


By: /s/ Bryon A. Pike
   -----------------------------
Name: Bryon A. Pike
     ---------------------------
Title: Vice President
      --------------------------


SOCIETE GENERALE


By: /s/ Joseph A. Philbin
   -----------------------------
Name: Joseph A. Philbin
     ---------------------------
Title: Vice President
      --------------------------


UNITED STATES NATIONAL BANK OF OREGON


By: /s/ Chris J. Karlin
   -----------------------------
Name: Chris J. Karlin
     ---------------------------
Title: Vice President
      --------------------------


THE INDUSTRIAL BANK OF JAPAN, LIMITED


By: /s/ Hiroaki NaKamura
   -----------------------------
Name: Hiroaki NaKamura
     ---------------------------
Title: Joint General Manager
      --------------------------


Each of the Guarantors acknowledges the execution and delivery of this Amendment by the Agent and by signing below, indicates its reaffirmation of the Guarantor
Obligations (as such term is defined in the Subsidiary
Guaranty):

AIRONET WIRELESS COMMUNICATIONS, INC.


By: /s/ Kenneth W. Haver
   ----------------------------------
Name: Kenneth W. Haver
     --------------------------------
Title: Treasurer
      -------------------------------


ITRONIX CORPORATION


By: /s/ Kenneth W. Haver
   ----------------------------------
Name: Kenneth W. Haver
     --------------------------------
Title: Treasurer
      -------------------------------


PTC AIRCO, INC.

By: /s/ Kenneth W. Haver
   ----------------------------------
Name: Kenneth W. Haver
     --------------------------------
Title: Sr. V.P., C.F.O. and Treasurer
      -------------------------------

META HOLDING CORPORATION

By: /s/ Kenneth W. Haver
   ----------------------------------
Name: Kenneth W. Haver
     --------------------------------
Title: Sr. V.P., C.F.O. and Treasurer
      -------------------------------


TELETRANSACTION, INC.

By: /s/ Kenneth W. Haver
   ----------------------------------
Name: Kenneth W. Haver
     --------------------------------
Title: Sr. V.P., C.F.O. and Treasurer
      -------------------------------